Exhibit 99.1

P.O. BOX 3795	HOUSTON, TEXAS 77253	TEL 832 357 3000	FAX 832 357 5503

For more information:	Dennis Barber, Investor Relations: 832-357-3042
Laurie Fickman, Media Relations: 832-357-7720
www.rrienergy.com

For immediate release:	November 5, 2009
RRI Energy Reports Third Quarter 2009 Results
•	Implementing actions to mitigate near-term risk from current market environment and position for longer-term market recovery

•	Open market purchases and tender offer reduce $177 million of secured debt

•	Third quarter financial results and 2009 outlook reflect depressed commodity prices and weak economic conditions

•	2010 outlook shows significant improvement
HOUSTON — RRI Energy, Inc. today is reporting open EBITDA of $133 million for the third quarter of 2009, compared to $248 million for the same period of 2008. The decline was primarily due to lower unit margins resulting from lower commodity prices and lower power demand. Adjusted EBITDA was $100 million for the third quarter of 2009, compared to $350 million for the third quarter of 2008. Out-of-the-money coal hedges in 2009 compared to in-the-money coal hedges in 2008 form the primary difference between open and adjusted EBITDA for both periods. Free cash flow used in continuing operations was $179 million for the first nine months of 2009, compared to free cash flow provided by continuing operations of $298 million for the same period in 2008. These results exclude the performance of the Texas retail business, which was sold on May 1, 2009 and is included in discontinued operations.
“Managing challenges of this difficult economic environment continues to be our primary focus,” said Mark Jacobs, president and chief executive officer of RRI Energy. “Our modest hedging program, which provides a high probability of achieving free cash flow breakeven or better in 2010 and 2011, secured debt reduction, and over $1.1 billion of cash position us to deliver long-term value to shareholders when the market recovers. Notwithstanding the difficult market conditions, we have taken actions to maximize the value of our assets through efficiency and effectiveness. Some of those actions include reducing our cost structure, utilizing invested capital more efficiently and implementing flexible operating models at some of our generating stations.”

Open EBITDA was $129 million for the first nine months of 2009, compared to $505 million for the same period of 2008. Adjusted EBITDA was $42 million for the first nine months of 2009, compared to $709 million for the first nine months of 2008. The declines were due to the same factors as described above. These results exclude the performance of the Texas retail business, which was sold on May 1, 2009 and is included in discontinued operations.
The loss from continuing operations before income taxes for the third quarter of 2009 was $9 million, compared to income of $183 million for the third quarter of 2008. The reported results include net unrealized gains from energy derivatives of $7 million in 2009 and net unrealized losses from energy derivatives of $40 million in 2008.
The loss from continuing operations before income taxes for the first nine months of 2009 was $334 million, compared to income of $351 million for the first nine months of 2008. The 2009 reported results include net unrealized losses from energy derivatives of $30 million and severance costs totaling $8 million. The reported numbers for 2008 include net unrealized gains from energy derivatives of $58 million and a $37 million charge for western states litigation and similar settlements. Operating cash flow from continuing operations was ($275) million for the first nine months of 2009, compared to $505 million for the same period of 2008.
Outlook
RRI Energy’s outlook is based on forward commodity prices as of October 23, 2009. The outlook for open EBITDA is $198 million and $455 million for the years ending December 31, 2009 and 2010, respectively. The outlook for adjusted EBITDA, which includes the impact of hedges and other items and gains on sales of assets and emission and exchange allowances, net is $56 million and $428 million for the same periods. The outlook for free cash flow provided by (used in) continuing operations is ($314) million and $167 million for the years ending December 31, 2009 and 2010, respectively.
Open EBITDA Reconciliation

	2008A	2009E	2010E
($ millions)
Income (loss) from continuing operations before income taxes	$26	($387)	($49)
Unrealized (gains) losses on energy derivatives	9	(25)	17
Severance	—	8	—
Western states litigation and similar settlements	37	—	—
Wholesale energy goodwill impairment	305	—	—
Debt extinguishments losses	2	4	—
Depreciation and amortization	313	281	302
Interest expense, net	179	175	158

Adjusted EBITDA	$871	$56	$428
Hedges and other items	(233)	163	27
Gains on sales of assets and emission and exchange allowances, net	(93)	(21)	—

Open EBITDA	$545	$198	$455

Free Cash Flow from Continuing Operations Reconciliation

	2008A	2009E	2010E
($ millions)
Operating cash flow from continuing operations	$703	($464)	$502
Western states litigation and similar settlements payments	34	68	—
Change in margin deposits, net	(199)	290	(221)

Adjusted cash flow provided by (used in) continuing operations	$538	($106)	$281
Maintenance capital expenditures	(56)	(57)	(51)
Environmental capital expenditures and capitalized interest[1]	(223)	(141)	(35)
Emission and exchange allowances activity, net	(19)	(10)	(28)

Free cash flow provided by (used in) continuing operations	$240	($314)	$167

1.	Estimate represents the low end of the range.
Non-GAAP Financial Measures
This press release and the attached financial tables include the following non-GAAP financial measures:
•	EBITDA

•	Adjusted EBITDA

•	Open EBITDA

•	Adjusted cash flow provided by (used in) continuing operations

•	Free cash flow provided by (used in) continuing operations

•	Open energy gross margin

•	Open gross margin

•	Gross debt

•	Net debt

•	Operation and maintenance, excluding severance

•	General and administrative, excluding severance
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
Webcast Of Earnings Conference Call
RRI Energy will host its third quarter 2009 earnings conference call beginning at 9:00 a.m. Central Time on Thursday, November 5, 2009. The conference call will be webcast live with audio and slides at www.rrienergy.com in the investor relations section. A replay of the call can be accessed approximately two hours after the call’s completion.
About RRI Energy, Inc.
RRI Energy, Inc. (NYSE:RRI) based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI will routinely post all important information on its Web site at www.rrienergy.com.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions,. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial and economic market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(thousands of dollars, except per share amounts)
Revenues:
Revenues (including $25,095, $6,169, $51,225 and $12,906 unrealized losses) (including $0, $0, $0 and $253,001 from affiliates)	$507,179	$959,865	$1,363,140	$2,853,227

Expenses:
Cost of sales (including $31,826, $(34,247), $20,857 and $70,806 unrealized gains (losses)) (including $0, $1,234, $0 and $71,540 from affiliates)	267,632	513,801	872,373	1,591,516
Operation and maintenance	114,457	134,586	428,567	455,764
General and administrative	23,686	23,070	80,345	84,911
Western states litigation and similar settlements	—	3,467	—	37,467
Gains on sales of assets and emission and exchange allowances, net	(1,013)	(16,561)	(21,184)	(39,484)
Depreciation and amortization	67,724	78,353	203,228	244,059

Total operating expense	472,486	736,716	1,563,329	2,374,233

Operating Income (Loss)	34,693	223,149	(200,189)	478,994

Other Income (Expense):
Income of equity investment, net	1,297	1,405	1,148	2,600
Debt extinguishments gains (losses)	(103)	(904)	741	(2,257)
Other, net	(417)	4,593	(206)	4,619
Interest expense	(44,614)	(49,293)	(136,600)	(151,803)
Interest income	407	4,495	1,376	19,146

Total other expense	(43,430)	(39,704)	(133,541)	(127,695)

Income (Loss) from Continuing Operations Before Income Taxes	(8,737)	183,445	(333,730)	351,299
Income tax expense (benefit)	9,532	89,868	(105,988)	162,808

Income (Loss) from Continuing Operations	(18,269)	93,577	(227,742)	188,491
Income (loss) from discontinued operations	2,841	(1,131,497)	864,467	(490,511)

Net Income (Loss)	$(15,428)	$(1,037,920)	$636,725	$(302,020)

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.05)	$0.27	$(0.65)	$0.54
Income (loss) from discontinued operations	0.01	(3.24)	2.46	(1.41)

Net income (loss)	$(0.04)	$(2.97)	$1.81	$(0.87)

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.05)	$0.26	$(0.65)	$0.53
Income (loss) from discontinued operations	0.01	(3.19)	2.46	(1.38)

Net income (loss)	$(0.04)	$(2.93)	$1.81	$(0.85)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	351,561	349,200	350,908	347,086
- Diluted	351,561	353,694	350,908	353,958
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
	(millions of dollars)

East coal open gross margin (1)	$100	$228	$(128)	$312	$714	$(402)
East gas open gross margin (1)	67	66	1	155	146	9
West open gross margin (1)	81	90	(9)	114	138	(24)
Other open gross margin (1)	19	17	2	48	42	6

Total	267	401	(134)	629	1,040	(411)

Operation and maintenance, excluding severance	(114)	(135)	21	(424)	(456)	32
General and administrative, excluding severance	(21)	(24)	3	(77)	(86)	9
Other income (expense), net	1	6	(5)	1	7	(6)

Open EBITDA	133	248	(115)	129	505	(376)

Power	(10)	(18)	8	(30)	(53)	23
Fuel	(51)	90	(141)	(185)	192	(377)
Tolling / Other	27	13	14	107	25	82

Hedges and other items	(34)	85	(119)	(108)	164	(272)
Gains on sales of assets and emission and exchange allowances, net	1	17	(16)	21	40	(19)

Adjusted EBITDA	100	350	(250)	42	709	(667)

Unrealized gains (losses) on energy derivatives	7	(40)	47	(30)	58	(88)
Western states litigation and similar settlements	—	(3)	3	—	(37)	37
Severance (2)	(3)	—	(3)	(8)	—	(8)
Debt extinguishments gains (losses)	—	(1)	1	1	(2)	3

EBITDA	104	306	(202)	5	728	(723)

Depreciation and amortization	(68)	(78)	10	(203)	(244)	41
Interest expense, net	(45)	(45)	—	(136)	(133)	(3)

Income (loss) from continuing operations before income taxes	$(9)	$183	$(192)	$(334)	$351	$(685)

(1)	Segment profitability measure consists of open energy gross margin and other margin.

(2)	Includes severance from operation and maintenance and general and administrative expenses.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	September 30, 2009	December 31, 2008
	(thousands of dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$1,254,070	$1,004,367
Restricted cash	3,473	2,721
Accounts and notes receivable, principally customer	145,266	249,871
Inventory	317,993	314,999
Derivative assets	150,302	161,340
Margin deposits	184,117	32,676
Investment in and receivables from Channelview, net	24,271	58,703
Prepayments and other current assets	94,688	124,449
Current assets of discontinued operations ($87,990 and $295,477 of margin deposits)	161,925	2,506,340

Total current assets	2,336,105	4,455,466

Property, plant and equipment, gross	6,544,219	6,417,268
Accumulated depreciation	(1,773,491)	(1,597,479)

Property, Plant and Equipment, net	4,770,728	4,819,789

Other Assets:
Other intangibles, net	370,014	380,554
Derivative assets	62,926	78,879
Prepaid lease	292,127	273,374
Other ($33,264 and $29,012 accounted for at fair value)	238,028	219,552
Long-term assets of discontinued operations	10,343	494,781

Total other assets	973,438	1,447,140

Total Assets	$8,080,271	$10,722,395

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$568,420	$12,517
Accounts payable, principally trade	134,583	156,604
Derivative liabilities	215,727	202,206
Margin deposits	4,538	93,000
Other	240,367	199,026
Current liabilities of discontinued operations ($8,750 and $0 of margin deposits)	71,659	2,375,895

Total current liabilities	1,235,294	3,039,248

Other Liabilities:
Derivative liabilities	87,637	140,493
Other	296,612	272,079
Long-term liabilities of discontinued operations	19,483	873,190

Total other liabilities	403,732	1,285,762

Long-term Debt	1,984,792	2,610,737
Commitments and Contingencies
Temporary Equity Stock-based Compensation	5,765	9,004
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 352,757,922 and 349,812,537 issued)	114	111
Additional paid-in capital	6,257,995	6,238,639
Accumulated deficit	(1,738,476)	(2,375,201)
Accumulated other comprehensive loss	(68,945)	(85,905)

Total stockholders’ equity	4,450,688	3,777,644

Total Liabilities and Equity	$8,080,271	$10,722,395

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2009	2008
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$636,725	$(302,020)
(Income) loss from discontinued operations	(864,467)	490,511

Net income (loss) from continuing operations	(227,742)	188,491
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	203,228	244,059
Deferred income taxes	(106,923)	136,909
Net changes in energy derivatives	30,748	(57,900)
Amortization of deferred financing costs	6,459	4,949
Gains on sales of assets and emission and exchange allowances, net	(21,184)	(39,484)
Western states litigation and similar settlements	—	37,467
Other, net	(2,446)	(2,158)
Changes in other assets and liabilities:
Accounts and notes receivable, net	117,255	17,133
Change in notes, receivables and payables with affiliates, net	68	4,183
Inventory	(1,399)	(42,484)
Margin deposits, net	(239,903)	28,944
Net derivative assets and liabilities	(26,816)	(5,550)
Western states litigation and similar settlement payments	(3,449)	—
Accounts payable	(9,111)	(53,185)
Other current assets	7,749	(800)
Other assets	(19,858)	(4,774)
Taxes payable/receivable	(3,479)	24,034
Other current liabilities	36,779	33,905
Other liabilities	(15,719)	(8,246)

Net cash provided by (used in) continuing operations from operating activities	(275,743)	505,493
Net cash provided by (used in) discontinued operations from operating activities	534,275	(237,392)

Net cash provided by operating activities	258,532	268,101

Cash Flows from Investing Activities:
Capital expenditures	(157,750)	(191,059)
Proceeds from sales of assets, net	35,931	18,429
Proceeds from sales of emission and exchange allowances	19,180	38,685
Purchases of emission allowances	(7,624)	(26,053)
Restricted cash	(752)	(2,705)
Other, net	3,750	3,312

Net cash used in continuing operations from investing activities	(107,265)	(159,391)
Net cash provided by (used in) discontinued operations from investing activities	313,775	(24,636)

Net cash provided by (used in) investing activities	206,510	(184,027)

Cash Flows from Financing Activities:
Payments of long-term debt	(59,413)	(57,704)
Payments of debt extinguishments	—	(1,017)
Proceeds from issuances of stock	4,584	13,542

Net cash used in continuing operations from financing activities	(54,829)	(45,179)
Net cash used in discontinued operations from financing activities	(260,707)	—

Net cash used in financing activities	(315,536)	(45,179)

Net Change in Cash and Cash Equivalents, Total Operations	149,506	38,895
Less: Net Change in Cash and Cash Equivalents, Discontinued Operations	(100,197)	(90,596)
Cash and Cash Equivalents at Beginning of Period, Continuing Operations	1,004,367	524,070

Cash and Cash Equivalents at End of Period, Continuing Operations	$1,254,070	$653,561

Free Cash Flow Reconciliation
(Unaudited)

	Nine Months Ended September 30,
	2009	2008
	(millions of dollars)
Operating cash flow from continuing operations	$(275)	$505
Western states litigation and similar settlements payments	3	—
Change in margin deposits, net	240	(29)

Adjusted cash flow provided by (used in) continuing operations	(32)	476

Capital expenditures	(158)	(191)
Proceeds from sales of emission and exchange allowances	19	39
Purchases of emission allowances	(8)	(26)

Free cash flow provided by (used in) continuing operations	$(179)	$298

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Power Generation Data
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009		2008		2009		2008
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
East Coal	5,524.6	55%	5,776.5	57%	17,886.4	60%	20,464.7	68%
East Gas	1,028.4	12%	766.0	9%	1,701.7	7%	1,178.8	5%
West	288.4	5%	1,405.9	20%	576.5	3%	1,952.9	9%
Other	11.6	1%	63.5	3%	74.7	1%	70.4	2%

Total	6,853.0	26%	8,011.9	29%	20,239.3	26%	23,666.8	31%

Commercial Capacity Factor (4):
East Coal	89.5%		90.7%		82.3%		85.7%
East Gas	97.6%		90.2%		96.3%		90.8%
West	94.6%		96.9%		86.3%		93.9%
Other	100.0%		81.7%		98.9%		81.7%

Total	90.9%		91.6%		83.6%		86.6%

Generation (3):	GWh		GWh		GWh		GWh

East Coal	4,943.5		5,237.8		14,711.6		17,529.0
East Gas	1,004.1		690.9		1,638.4		1,070.6
West	272.7		1,361.7		497.7		1,834.0
Other	11.6		51.9		73.9		57.5

Total	6,231.9		7,342.3		16,921.6		20,491.1

Open Energy Unit Margin ($/MWh) (5):
East Coal	$8.70		$33.41		$12.10		$34.91
East Gas	11.95		28.95		10.99		37.36
West	11.00		5.14		24.11		NM(6)
Other	—		19.27		—		17.39

Weighted average total	$9.31		$27.65		$12.29		$31.82

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
	(in millions)			(in millions)
East Coal
Open energy gross margin (7)	$43	$175	$(132)	$178	$612	$(434)
Other margin (8)	57	53	4	134	102	32

Open gross margin (9)	$100	$228	$(128)	$312	$714	$(402)

East Gas
Open energy gross margin (7)	$12	$20	$(8)	$18	$40	$(22)
Other margin (8)	55	46	9	137	106	31

Open gross margin (9)	$67	$66	$1	$155	$146	$9

West
Open energy gross margin (7)	$3	$7	$(4)	$12	$(1)	$13
Other margin (8)	78	83	(5)	102	139	(37)

Open gross margin (9)	$81	$90	$(9)	$114	$138	$(24)

Other
Open energy gross margin (7)	$—	$1	$(1)	$—	$1	$(1)
Other margin (8)	19	16	3	48	41	7

Open gross margin (9)	$19	$17	$2	$48	$42	$6

Total
Open energy gross margin (7)	$58	$203	$(145)	$208	$652	$(444)
Other margin (8)	209	198	11	421	388	33

Open gross margin	$267	$401	$(134)	$629	$1,040	$(411)

(1)	Generally represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)	Open energy gross margin is calculated using the power sales prices received by the plants less market based delivered fuel cost. This figure excludes the effects of other margin, hedges and other items and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial strategies.

(9)	Segment profitability measure.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
East Coal
(Unaudited)

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Cheswick	560	10.0	888.5	489.0	91.2%	96.3%	810.5	471.0
Conemaugh (2)	280	9.4	502.1	551.8	93.9%	89.1%	471.3	491.7
Elrama	460	11.3	33.1	145.1	98.2%	87.5%	32.5	127.0
Keystone (2)	282	9.5	583.1	606.4	87.2%	97.5%	508.5	591.3
Portland	401	9.8	621.6	608.1	80.6%	89.7%	501.1	545.4
Seward	525	9.6	1,053.4	1,088.0	95.9%	88.3%	1,010.3	960.9
Shawville (2)	597	10.3	552.2	1,050.7	91.1%	83.0%	503.3	871.7
Titus	243	10.8	217.2	299.1	88.4%	97.1%	191.9	290.3
Avon Lake	721	9.3	818.2	487.7	84.3%	99.9%	690.1	487.3
New Castle	328	10.6	158.3	259.7	92.5%	96.8%	146.5	251.4
Niles	216	10.5	96.9	190.9	80.0%	78.5%	77.5	149.8

East Coal Total	4,613		5,524.6	5,776.5	89.5%	90.7%	4,943.5	5,237.8

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Cheswick	560	10.0	2,634.2	1,929.5	77.8%	94.1%	2,050.6	1,816.0
Conemaugh (2)	280	9.4	1,579.0	1,727.8	94.8%	88.9%	1,496.9	1,535.6
Elrama	460	11.3	316.7	1,211.4	88.1%	83.1%	278.9	1,007.0
Keystone (2)	282	9.5	1,759.0	1,810.5	81.4%	98.1%	1,432.0	1,776.2
Portland	401	9.8	2,069.6	2,011.7	81.8%	76.4%	1,693.7	1,536.6
Seward	525	9.6	3,111.7	3,251.6	76.4%	81.8%	2,377.0	2,658.3
Shawville (2)	597	10.3	2,043.0	3,143.0	81.0%	83.6%	1,654.7	2,628.3
Titus	243	10.8	888.2	1,033.2	86.1%	87.7%	765.1	906.4
Avon Lake	721	9.3	2,586.0	2,432.0	89.5%	83.6%	2,313.2	2,033.3
New Castle	328	10.6	539.2	1,063.1	83.4%	88.9%	449.8	945.4
Niles	216	10.5	359.8	850.9	55.5%	80.6%	199.7	685.9

East Coal Total	4,613		17,886.4	20,464.7	82.3%	85.7%	14,711.6	17,529.0

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
East Gas
(Unaudited)

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Aurora (2)	878	10.5	2.8	23.1	100.0%	100.0%	2.8	23.1
Blossburg	19	14.6	2.5	0.7	100.0%	100.0%	2.5	0.7
Brunot Island	289	10.4	0.2	0.8	100.0%	100.0%	0.2	0.8
Gilbert	536	11.0	4.0	18.1	100.0%	100.0%	4.0	18.1
Glen Gardner	160	14.6	0.4	0.5	75.0%	100.0%	0.3	0.5
Hamilton	20	14.8	0.1	0.1	100.0%	100.0%	0.1	0.1
Hunterstown	60	14.8	0.2	1.1	100.0%	100.0%	0.2	1.1
Hunterstown CCGT	810	7.0	1,014.8	709.1	97.6%	89.7%	990.6	635.8
Mountain	40	14.3	0.3	1.6	100.0%	100.0%	0.3	1.6
Orrtanna	20	14.4	0.1	0.2	100.0%	100.0%	0.1	0.2
Portland	169	11.2	0.7	0.9	100.0%	100.0%	0.7	0.9
Sayreville	224	13.8	0.3	5.4	100.0%	68.5%	0.3	3.7
Shawnee	20	14.0	0.2	—	100.0%	0.0%	0.2	—
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	39	14.2	0.2	0.7	100.0%	100.0%	0.2	0.7
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	0.6	1.8	100.0%	94.4%	0.6	1.7
Shelby	356	9.8	1.0	1.9	100.0%	100.0%	1.0	1.9

East Gas Total	3,957		1,028.4	766.0	97.6%	90.2%	1,004.1	690.9

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Aurora (2)	878	10.5	14.0	34.4	99.3%	100.0%	13.9	34.4
Blossburg	19	14.6	2.6	7.9	100.0%	92.4%	2.6	7.3
Brunot Island	289	10.4	3.6	2.1	100.0%	100.0%	3.6	2.1
Gilbert	536	11.0	12.3	36.8	100.0%	100.0%	12.3	36.8
Glen Gardner	160	14.6	0.4	3.0	75.0%	86.7%	0.3	2.6
Hamilton	20	14.8	0.6	0.4	100.0%	100.0%	0.6	0.4
Hunterstown	60	14.8	1.6	2.6	100.0%	100.0%	1.6	2.6
Hunterstown CCGT	810	7.0	1,655.3	1,016.3	96.3%	90.8%	1,594.2	922.9
Mountain	40	14.3	2.0	5.3	100.0%	100.0%	2.0	5.3
Orrtanna	20	14.4	0.6	0.5	33.3%	100.0%	0.2	0.5
Portland	169	11.2	2.6	10.3	100.0%	100.0%	2.6	10.3
Sayreville	224	13.8	1.7	44.2	88.2%	71.7%	1.5	31.7
Shawnee	20	14.0	0.2	0.1	100.0%	100.0%	0.2	0.1
Shawville 5-7 (3)	6	10.2	0.1	—	100.0%	0.0%	0.1	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	39	14.2	0.5	1.7	100.0%	100.0%	0.5	1.7
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	2.6	9.4	46.2%	86.2%	1.2	8.1
Shelby	356	9.8	1.0	3.8	100.0%	100.0%	1.0	3.8

East Gas Total	3,957		1,701.7	1,178.8	96.3%	90.8%	1,638.4	1,070.6

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
West and Other
(Unaudited)
West

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Bighorn (2)	598	7.2	—	582.3	0.0%	94.8%	—	552.2
Coolwater	622	10.1	25.4	189.0	89.8%	96.8%	22.8	182.9
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	107.0	219.3	87.9%	97.3%	94.0	213.3
Ormond Beach	1,516	9.6	156.0	415.3	99.9%	99.5%	155.9	413.3

West Total	3,990		288.4	1,405.9	94.6%	96.9%	272.7	1,361.7

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Bighorn (2)	598	7.2	—	582.8	0.0%	94.8%	—	552.7
Coolwater	622	10.1	102.8	363.3	37.8%	90.9%	38.9	330.3
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	223.5	381.0	93.4%	96.0%	208.7	365.8
Ormond Beach	1,516	9.6	250.2	625.8	100.0%	93.5%	250.1	585.2

West Total	3,990		576.5	1,952.9	86.3%	93.9%	497.7	1,834.0

Other

	Capacity	Heat Rate	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Choctaw	800	7.0	11.6	62.9	100.0%	81.6%	11.6	51.3
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	—	0.6	0.0%	100.0%	—	0.6

Other Total	1,857		11.6	63.5	100.0%	81.7%	11.6	51.9

	Capacity	Heat Rate	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Choctaw	800	7.0	73.2	66.9	98.9%	80.7%	72.4	54.0
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	1.5	3.5	100.0%	100.0%	1.5	3.5

Other Total	1,857		74.7	70.4	98.9%	81.7%	73.9	57.5

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Bighorn facility was sold in October 2008.

(3)	Excludes generation during periods the unit operated under power purchase agreements.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Capital Expenditures
(Unaudited)

	Nine months ended September 30,				Projected Annual Outlook
	2009		2008		2009E		2010E
	(in millions)				(in millions)

Maintenance capital expenditures	45		39		57		51
Environmental	91		141		111	(1)	25	(1)
Capitalized interest	22	(2)	11	(2)	30	(2)	10	(3)

Total environmental and cap interest	113		152		141		35

Total capital expenditures	$158		$191		$198		$86

(1)	Estimate represents the low end of the range.

(2)	Relates primarily to scrubber projects at Cheswick and Keystone.

(3)	Relates primarily to a scrubber project at Cheswick.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
GAAP Debt, Gross Debt and Net Debt
(Unaudited)

September 30, 2009
(in millions)

Senior secured revolver	$—
Senior secured notes (1)	437
Senior unsecured notes	1,300
Orion Power 12% notes (2)	408
PEDFA fixed-rate bonds for Seward plant (3)	408

GAAP debt	$2,553

Orion Power 12% notes purchase accounting adjustment	(8)
REMA operating leases (off-balance sheet)	423

Gross Debt	$2,968

Cash and cash equivalents	(1,254)
Restricted cash	(3)
Net margin deposits and cash collateral (4) (5)	(278)

Net Debt	$1,433

(1)	During October 2009, we completed a tender offer and purchased for cash $127 million principal amount. During November 2009, we repurchased for cash $31 million principal amount.

(2)	Orion Power 12% notes include purchase accounting adjustment of $8 million.

(3)	During October 2009, we completed a tender offer and purchased for cash $2 million principal amount.

(4)	Includes $79 million related to discontinued operations.

(5)	Includes $19 million related to cash collateral.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(832) 357-3042